------------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                                    Monthly Report - October
Certificateholders' Statement                                Chase Credit Card Master Trust
                                                                    Series 1995-4
Section 5.2 - Supplement                                   Class A              Class B            Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                          0.00             0.00            0.00                             0.00

(ii)   Monthly Interest Distributed                   4,537,708.33       330,684.63      143,132.81                     5,011,525.77
       Deficiency Amounts                                     0.00             0.00                                             0.00
       Additional Interest                                    0.00             0.00                                             0.00
       Accrued and Unpaid Interest                                                             0.00                             0.00

(iii)  Collections of Principal Receivables          31,568,179.06     2,254,809.80    3,758,176.68                    37,581,165.54

(iv)   Collections of Finance Charge Receivables      4,906,860.56       350,480.69      584,159.41 5,841,500.67        5,841,500.67

(v)    Aggregate Amount of Principal Receivables                                                                   13,206,626,489.54

                           Investor Interest        300,000,000.00     21,428,000.00   35,714,857.14                  357,142,857.14
                           Adjusted Interest        300,000,000.00     21,428,000.00   35,714,857.14                  357,142,857.14

                                Series
       Floating Investor Percentage             2.70%        84.00%            6.00%       10.00%                            100.00%
       Fixed Investor Percentage                2.70%        84.00%            6.00%       10.00%                            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      94.74%
                 30 to 59 days                                                                                                 1.75%
                 60 to 89 days                                                                                                 1.21%
                 90 or more days                                                                                               2.30%
                                                                                                                   -----------------
                           Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                        1,784,854.39        127,486.20      212,486.07                    2,124,826.65

(viii) Investor Charge-Offs                                   0.00              0.00            0.00                            0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions             0.00              0.00            0.00

(x)    Servicing Fee                                    250,000.00         17,856.67       29,762.38                      297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.49%

(xii)  Reallocated Monthly Principal                                            0.00            0.00                            0.00

(xiii) Closing Investor Interest (Class A Adjusted) 300,000,000.00     21,428,000.00   35,714,857.14                  357,142,857.14

(xiv)  LIBOR                                                                                                                 5.7188%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Accumulation Shortfall                                                                                                   0.00

(xvii) Principal Funding Investment Proceeds                                                                                    0.00

(xviii)Principal Investment Funding Shortfall

(xix)  Interest Funding Account Investment Proceeds      11,460.04              835.15
                                                                                                                   =================

(xx)   Available Funds                                7,775,664.35          559,906.26    554,397.03                    8,889,967.64

(xxi)  Certificate Rate                                      5.9188%            6.0388%      6.1813%

-----------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                                   Monthly Report - November
Certificateholders' Statement                                Chase Credit Card Master Trust
                                                             Series 1995-4

Section 5.2 - Supplement                                      Class A         Class B      Collateral                         Total

(i)        Monthly Principal Distributed                           0               0              0                               0

(ii)       Monthly Interest Distributed                            0               0      172,417.49                      172,417.49
           Deficiency Amounts                                      0               0                                              0
           Additional Interest                                     0               0                                              0
           Accrued and Unpaid Interest                                                             0                              0

(iii)      Collections of Principal Receivables         27,747,324.96    1,981,898.93   3,303,305.82                   33,032,529.71

(iv)       Collections of Finance Charge Receivables     4,162,512.72      297,314.41     495,545.16 4,955,372.29       4,955,372.29

(v)        Aggregate Amount of Principal Receivables                                                               13,188,092,616.78

                               Investor Interest       300,000,000.00   21,428,000.00  35,714,857.14                  357,142,857.14
                               Adjusted Interest       300,000,000.00   21,428,000.00  35,714,857.14                  357,142,857.14

                               Series
           Floating Investor Percentage      2.71%        84.00%            6.00%       10.00%                               100.00%
           Fixed Investor Percentage         2.71%        84.00%            6.00%       10.00%                               100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                  94.69%
                     30 to 59 days                                                                                             1.72%
                     60 to 89 days                                                                                             1.23%
                     90 or more days                                                                                           2.36%
                               Total Receivables                                                                             100.00%

(vii)      Investor Default Amount                       1,892,939.16      135,206.33     225,353.51                    2,253,499.00

(viii)     Investor Charge-Offs                                    0               0              0                               0

(ix)       Reimbursed Investor Charge-Offs/Reductions              0               0              0

(x)        Servicing Fee                                   250,000.00       17,856.67      29,762.38                      297,619.05

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                                      9.08%

(xii)      Reallocated Monthly Principal                                           0              0                               0

(xiii)     Closing Investor Interest (Class A Adjusted) 300,000,000.00  21,428,000.00  35,714,857.14                  357,142,857.14

(xiv)      LIBOR                                                                                                               5.88%

(xv)       Principal Funding Account Balance                                                                                      0

(xvi)      Accumulation Shortfall                                                                                                 0

(xvii)     Principal Funding Investment Proceeds                                                                                  0

(xviii)    Principal Investment Funding Shortfall

(xix)      Interest Funding Account Investment Proceeds             0               0

(xx)       Available Funds                                3,912,512.72     279,457.74   465,782.78                      4,657,753.24

(xxi)      Certificate Rate                                6.08%                 6.20%        6.21%


------------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                                   Monthly Report - December
Certificateholders' Statement                                Chase Credit Card Master Trust
                                                                    Series 1995-4

Section 5.2 - Supplement                          Class A              Class B             Collateral                          Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                         0.00            0.00             0.00                              0.00

(ii)   Monthly Interest Distributed                          0.00            0.00       198,475.75                        198,475.75
       Deficiency Amounts                                    0.00            0.00                                               0.00
       Additional Interest                                   0.00            0.00                                               0.00
       Accrued and Unpaid Interest                                           0.00                                               0.00

(iii)  Collections of Principal Receivables         32,194,763.36    2,299,564.63     3,832,771.25                     38,327,099.23

(iv)   Collections of Finance Charge Receivables     4,849,907.92      346,412.76       577,379.23   5,773,699.91       5,773,699.91

(v)    Aggregate Amount of Principal Receivables                                                                   13,590,636,764.41

                           Investor Interest        300,000,000.00  21,428,000.00    35,714,857.14                    357,142,857.14
                           Adjusted Interest        300,000,000.00  21,428,000.00    35,714,857.14                    357,142,857.14

                              Series
       Floating Investor Percentage          2.63%        84.00%                      6.00%       10.00%                     100.00%
       Fixed Investor Percentage             2.63%        84.00%                      6.00%       10.00%                     100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      94.85%
                 30 to 59 days                                                                                                 1.67%
                 60 to 89 days                                                                                                 1.17%
                 90 or more days                                                                                               2.31%
                                                                                                                   -----------------
                           Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                        1,947,899.68     139,131.98       231,896.53                      2,318,928.19

(viii) Investor Charge-Offs                                   0.00           0.00             0.00                              0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions             0.00           0.00             0.00

(x)    Servicing Fee                                    250,000.00      17,856.67        29,762.38                        297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.61%

(xii)  Reallocated Monthly Principal                                         0.00             0.00                              0.00

(xiii) Closing Investor Interest (Class A Adjusted) 300,000,000.00  21,428,000.00    35,714,857.14                    357,142,857.14

(xiv)  LIBOR                                                                                                                 5.8750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Accumulation Shortfall                                                                                                   0.00

(xvii) Principal Funding Investment Proceeds                                                                                    0.00

(xviii)Principal Investment Funding Shortfall

(xix)  Interest Funding Account Investment Proceeds       7,933.15         566.64
                                                                                                                   =================

(xx)   Available Funds                                4,607,841.07     329,122.73       547,616.85                      5,484,580.65

(xxi)  Certificate Rate                                       6.0750%                      6.1950%      6.4938%

------------------------------------------------------------------------------------------------------------------------------------